UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street
New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2018, American International Group, Inc. (“AIG”) announced that Mark D. Lyons, Senior Vice President and Chief Actuary for General Insurance, is succeeding Siddhartha Sankaran as Executive Vice President and Chief Financial Officer effective December 4, 2018. Mr. Lyons, age 62, joined AIG in 2018 from Arch Capital Group, Ltd (“ACGL”), a Bermuda-based public insurance company, where he served as Executive Vice President, Chief Financial Officer and Treasurer since 2012. Mr. Lyons joined ACGL in 2002 and had served in various capacities within Arch Insurance U.S. operations, eventually rising to Chairman and Chief Executive Officer of Arch Worldwide Insurance Group. Prior to joining ACGL, Mr. Lyons held various positions at Zurich U.S., Berkshire Hathaway and AIG. There are no arrangements or understandings between Mr. Lyons and any other persons pursuant to which he was selected as an officer, and Mr. Lyons has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Any changes to Mr. Lyons’ compensation arrangements in connection with his appointment will be reflected in an amendment to this Current Report on Form 8-K once determined.

AIG entered into an agreement with Mr. Sankaran on December 7, 2018, (the “Agreement”) that provides he will remain with AIG in an advisory capacity through the year-end reporting process for fiscal year 2018. Pursuant to the Agreement, on his separation, Mr. Sankaran will be entitled to termination without cause benefits under the AIG 2012 Executive Severance Plan and other applicable plans as described in AIG’s 2018 Proxy Statement under the caption “Potential Payments on Termination.”

A copy of the Agreement and of the press release announcing these changes are attached as Exhibits 10.1 and 99.1 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Release and Restrictive Covenant Agreement between AIG and Siddhartha Sankaran, dated December 7, 2018.

99.1	Press release of American International Group, Inc. dated December 4, 2018.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Release and Restrictive Covenant Agreement between AIG and Siddhartha Sankaran, dated December 7, 2018.

99.1	Press release of American International Group, Inc. dated December 4, 2018.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: December 7, 2018	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary